Exhibit 99.1

For more information:	Investor Relations:
Vincent Pilette	JoAnn Horne
Chief Financial Officer	Market Street Partners
EFI	415-445-3235
650-357-3500

EFI Reports Record Revenue for the Second Quarter of 2012

Revenue Increases 16% Driven by 39% Growth in Industrial Inkjet

and 33% Growth in Productivity Software

Foster City, Calif. – July 19, 2012 – Electronics For Imaging, Inc. (Nasdaq: EFII), a world leader in customer-focused digital printing innovation, today announced its results for the second quarter of 2012.

For the quarter ended June 30, 2012, the Company reported record revenue of $163.9 million, up 16% compared to second quarter 2011 revenue of $141.2 million. Second quarter 2012 non-GAAP net income was $14.2 million or $0.30 per diluted share, which included an unfavorable non-operational currency impact of $0.03 per share, compared to non-GAAP net income of $11.3 million or $0.23 per diluted share for the same period in 2011, which included a favorable non-operational currency impact of $0.01 per share. GAAP net income was $7.0 million or $0.15 per diluted share, compared to $3.6 million or $0.07 per diluted share for the same period in 2011.

For the six months ended June 30, 2012, the Company reported revenue of $324.0 million, up 15% year-over-year compared to $281.2 million for the same period in 2011. Non-GAAP net income was $28.3 million or $0.60 per diluted share, compared to non-GAAP net income of $24.8 million or $0.51 per diluted share for the same period in 2011. GAAP net income was $13.2 million or $0.28 per diluted share, compared to GAAP net income of $9.9 million or $0.20 per diluted share for the same period in 2011.

“Our team delivered a record revenue quarter with 16% growth in an increasingly challenging operating environment coupled with currency headwinds. Strong results in our Industrial Inkjet and Productivity Software business segments led to our tenth consecutive quarter of double-digit growth,” said Guy Gecht, Chief Executive Officer of EFI. “While our business isn’t immune to broader economic trends even though EFI targets the growth areas of print, we continue to see growth opportunities in enabling our customers to transform their businesses and optimize their operations, which allows us both to continue to grow even in a tough environment.”

Separately, the company today announced that it has entered into a real estate asset sale agreement with Gilead Sciences, Inc., to sell its Foster City facility for $180 million. Details can be found in a press release posted on the Investor Relations section of the EFI website at http://ir.efi.com.

EFI will discuss the Company’s financial results by conference call at 2:00 p.m. PDT today. Instructions for listening to the conference call over the Web are available on the investor relations portion of EFI’s website at www.efi.com.

About EFI

EFI™ (www.efi.com) is a worldwide provider of products, technology, and services leading the transformation of analog to digital imaging. Based in Silicon Valley with offices around the globe, the company’s powerful integrated product portfolio includes digital front-end servers; superwide, wide-format, label, and ceramic inkjet presses and inks; production workflow, web-to-print, and business automation software; and office, enterprise, and mobile cloud solutions. These products allow users to produce, communicate and share information in an easy and effective way, and enable businesses to increase their profits, productivity, and efficiency.

Safe Harbor for Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “anticipate”, “believe”, “estimate”, “expect”, “consider” and “plan” and statements in the future tense are forward looking statements. The statements in this press release that could be deemed forward-looking statements include statements regarding EFI’s strategy, plans, expectations regarding its revenue growth and new technology, and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, unforeseen expenses; the difficulty of aligning expense levels with revenue; management’s ability to forecast revenues, expenses and earnings; any world-wide financial and economic difficulties and downturns; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; the unpredictability of development schedules and commercialization of products by the leading printer manufacturers and declines or delays in demand for our related products; changes in the mix of products sold; the uncertainty of market acceptance of new product introductions; intense competition in each of our businesses, including competition from products developed by EFI’s customers; challenge of managing asset levels, including inventory and variations in inventory levels; the uncertainty of continued success in technological advances; the challenges of obtaining timely, efficient and quality product manufacturing and components supplying; litigation involving intellectual property rights or other related matters; our ability to successfully integrate acquired businesses; and any other risk factors that may be included from time to time in the Company’s SEC reports.

The statements in this press release are made as of the date of this press release. EFI undertakes no obligation to update information contained in this press release. For further information regarding risks and uncertainties associated with EFI’s businesses, please refer to the section entitled “Risk Factors” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting EFI’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or EFI’s Investor Relations website at www.efi.com.

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial results prepared under generally accepted accounting principles, or GAAP, we use non-GAAP measures of net income (loss), as the case may be, and earnings per diluted share that are GAAP net income (loss), as the case may be, and GAAP earnings per diluted share adjusted to exclude certain recurring and non-recurring costs, expenses and gains. A reconciliation of the adjustments to GAAP results for the three and six months ended June 30, 2012 and 2011 is provided below. In addition, an explanation of how management uses non-GAAP financial information to evaluate its business, the substance behind management’s decision to use this non-GAAP financial information, the material limitations associated with the use of non-GAAP financial information, the manner in which management compensates for those limitations, and the substantive reasons management believes that this non-GAAP financial information provides useful information to investors is included under “About our Non-GAAP Net Income and Adjustments” after the tables below.

These non-GAAP measures are not in accordance with or an alternative to GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures, used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, net income (loss), as the case may be, or earnings per diluted share prepared in accordance with GAAP.

Electronics For Imaging, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Revenue	$163,901	$141,162	$323,957	$281,215
Cost of revenue	74,109	62,585	146,498	123,927

Gross profit	89,792	78,577	177,459	157,288
Operating expenses:
Research and development	30,227	28,905	61,126	56,376
Sales and marketing	32,234	29,651	63,151	57,899
General and administrative	11,154	13,298	24,056	26,455
Amortization of identified intangibles	4,631	2,989	8,815	6,409
Restructuring and other	1,167	366	2,250	1,713

Total operating expenses	79,413	75,209	159,398	148,852

Income from operations	10,379	3,368	18,061	8,436
Interest and other income (expense), net	(1,325)	812	(755)	3,208

Income before income taxes	9,054	4,180	17,306	11,644
Provision for income taxes	(2,049)	(565)	(4,067)	(1,780)

Net income	$7,005	$3,615	$13,239	$9,864

Fully Diluted EPS calculation
Net income	$7,005	$3,615	$13,239	$9,864

Net income per diluted common share	$0.15	$0.07	$0.28	$0.20

Shares used in diluted per share calculation	47,814	48,458	47,599	48,365

Electronics For Imaging, Inc.

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Net income	$7,005	$3,615	$13,239	$9,864

Amortization of identified intangibles	4,631	2,989	8,815	6,409
Stock based compensation – Cost of revenue	235	441	533	677
Stock based compensation – Research and development	1,260	1,890	2,824	2,767
Stock based compensation – Sales and marketing	858	1,174	1,614	2,059
Stock based compensation – General and administrative	2,413	3,599	4,462	6,772
Acquisition-related transaction costs	372	266	824	866
Change in fair value of contingent consideration	(1,404)	—	(1,404)	—
Restructuring and other	1,167	366	2,250	1,713
Litigation settlement	(250)	—	(250)	—

Tax effect of non-GAAP adjustments	(2,101)	(3,012)	(4,558)	(6,297)

Non-GAAP net income	$14,186	$11,328	$28,349	$24,830

Non-GAAP net income per diluted common share	$0.30	$0.23	$0.60	$0.51

Shares used in per share calculation	47,814	48,458	47,599	48,365

Electronics For Imaging, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2012	2011

Assets
Cash and cash equivalents	$101,825	$120,058
Short-term investments	90,551	99,100
Accounts receivable, net	124,505	91,923
Inventories	61,204	44,788
Other current assets	29,226	20,792

Total current assets	407,311	376,661
Property and equipment, net	30,796	30,096
Restricted investments	56,850	56,850
Goodwill	200,514	164,323
Intangible assets, net	76,766	55,992
Other assets	53,991	55,812

Total assets	$826,228	$739,734

Liabilities & Stockholders’ equity
Accounts payable	$64,807	$46,965
Accrued and other liabilities	98,668	82,289
Income taxes payable	4,729	2,583

Total current liabilities	168,204	131,837
Contingent and other liabilities	14,695	3,427
Deferred tax liabilities	13,184	4,090
Long term taxes payable	38,898	35,597

Total liabilities	234,981	174,951
Total stockholders’ equity	591,247	564,783

Total liabilities and stockholders’ equity	$826,228	$739,734

Electronics For Imaging, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended
	June 30,
	2012	2011

Cash flows from operating activities:
Net income	$13,239	$9,864
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,110	10,302
Deferred taxes	1,281	(768)
Excess tax benefit from stock-based compensation	(495)	(1,218)
Stock-based compensation	9,433	12,275
Provision for inventory obsolescence	2,122	4,186
Other non-cash charges and adjustments	1,326	1,725
Changes in operating assets and liabilities	(21,636)	(4,448)

Net cash provided by operating activities	18,380	31,918

Cash flows from investing activities:
Purchases of short-term investments	(28,542)	(66,460)
Proceeds from sales and maturities of short-term investments	36,193	54,417
Purchases, net of proceeds from sales, of property and equipment	(3,801)	(4,849)
Businesses purchased, net of cash acquired	(44,533)	(9,298)
Proceeds from collection of notes receivable of acquired business	5,216	713

Net cash used for investing activities	(35,467)	(25,477)

Cash flows from financing activities:
Proceeds from issuance of common stock	15,041	4,119
Purchases of treasury stock and net settlement of restricted stock	(9,456)	(19,189)
Repayment of acquired business debt	(6,666)	(210)
Contingent consideration related to businesses acquired	(252)	(1,746)
Excess tax benefit from stock-based compensation	495	1,218

Net cash used for financing activities	(838)	(15,808)

Effect of foreign exchange rate changes on cash and cash equivalents	(308)	97

Decrease in cash and cash equivalents	(18,233)	(9,270)
Cash and cash equivalents at beginning of year	120,058	126,363

Cash and cash equivalents at end of period	$101,825	$117,093

Electronics For Imaging, Inc.

Revenue by Operating Segment and Geographic Area

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Revenue by Operating Segment
Industrial Inkjet	$79,820	$57,244	$154,912	$108,279
Productivity Software (1)	25,722	19,332	49,791	35,986
Fiery	58,359	64,586	119,254	136,950

Total	$163,901	$141,162	$323,957	$281,215

Revenue by Geographic Area
Americas	$82,725	$82,854	$164,906	$157,046
EMEA	51,560	42,643	106,686	87,181
APAC	29,616	15,665	52,365	36,988
Japan	7,867	9,499	14,819	21,320
ROW	21,749	6,166	37,546	15,668

Total	$163,901	$141,162	$323,957	$281,215

(1)	Previously referred to as APPS. In Q1 2012, we re-named our APPS operating segment as the “Productivity Software operating segment.”

About our Non-GAAP Net Income and Adjustments

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use non-GAAP measures of net income and earnings per diluted share that are GAAP net income and GAAP earnings per diluted share adjusted to exclude certain recurring and non-recurring costs, expenses, and gains.

We believe that the presentation of non-GAAP net income and non-GAAP earnings per diluted share provides important supplemental information regarding non-cash expenses, significant recurring and non-recurring items that we believe are important to understanding our financial and business trends relating to our financial condition and results of operations. Non-GAAP net income and non-GAAP earnings per diluted share are among the primary indicators used by management as a basis for planning and forecasting future periods and by management and our board of directors to determine whether our operating performance has met specified targets and thresholds. Management uses non-GAAP net income and non-GAAP earnings per diluted share when evaluating operating performance because it believes that the exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company’s activities and other factors, facilitates comparability of the Company’s operating performance from period to period. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our business and the valuation of our Company.

Use and Economic Substance of Non-GAAP Financial Measures

We compute non-GAAP net income and non-GAAP earnings per diluted share by adjusting GAAP net income and GAAP earnings per diluted share to remove the impact of recurring amortization of acquisition-related intangibles and stock-based compensation expense, as well as restructuring-related and non-recurring charges and gains and the tax effect of these adjustments. Such non-recurring charges and gains include acquisition-related transaction costs and costs to integrate such acquisitions into our business.

•	Recurring charges and gains, include:

•	Amortization of acquisition-related intangibles. Intangible assets acquired to date are being amortized on a straight-line basis.

•	Stock-based compensation expense recognized in accordance with FASB Accounting Standards Codification (“ASC”), Topic 718, Stock Compensation.

•	Non-recurring charges and gains consists of:

•	Restructuring related charges.

•	We have incurred Restructuring and other charges as we reduced the number and size of our facilities and the size of our workforce.

•	Acquisition-related executive deferred compensation costs, which are dependent on the continuing employment of a former shareholder, which are being amortized on a straight-line basis.

•	Expenses incurred to integrate businesses acquired during the periods reported.

•	Acquisition-related transaction costs associated with businesses acquired during the periods reported and anticipated transactions.
•

We have excluded a $1.4 million benefit from our non-GAAP operating results related to the change in fair value on the Entrac acquisition contingent consideration. Our management determined that we should analyze the total return provided by the investment when evaluating operating results of an acquired entity. The total return consists of operating profit generated from the acquired entity compared to the purchase price paid, including the final amounts paid for contingent consideration without considering any post-acquisition adjustments related to the change in the fair value of the contingent consideration. Because management believes the final purchase price paid for the acquisition reflects the accounting value assigned to both contingent consideration and to the intangible assets, we exclude the GAAP impact of any adjustments to the fair value of acquisition-related contingent consideration from the operating results of an acquisition in subsequent periods. We believe this approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the impact of this adjustment.

•

Pursuant to a settlement executed in April 2012, we received an additional $0.3 million in insurance proceeds, net of legal fees and costs, related to our previously disclosed settlement of the shareholder derivative litigation concerning our historical option granting practices

•	Tax effect of non-GAAP adjustments.

•

After excluding the items described above, we apply the principles of ASC Topic 740, Income Taxes, to estimate the non-GAAP income tax provision in each jurisdiction in which we operate. The expected annual non-GAAP income tax rate assumes that the U.S. federal research and development tax credit will be retroactively re-enacted in 2012 as well as achieving certain operational efficiencies related to our foreign business operations that will be implemented in the second half of 2012.

•

We have excluded the recognition of interest expense accrued on prior year tax reserves of $0.1 and $0.2 million from our non-GAAP net income for the three and six months ended June 30, 2012 and 2011, respectively, to facilitate comparability of our operating performance from period to period.

Usefulness of Non-GAAP Financial Information to Investors

These non-GAAP measures are not in accordance with or an alternative to GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures, used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, net income or earnings per diluted share prepared in accordance with GAAP. Non-GAAP financial measures have limitations as they do not reflect certain items that may have a material impact upon our reported financial results. We expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP net income and non-GAAP earnings per diluted share should not be construed as an inference that these costs are unusual, infrequent, or non-recurring.